Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 5 dated as of February 13, 2009 (this “Amendment”) to the Receivables Transfer Agreement dated as of June 6, 2002, as amended June 3, 2005, July 5, 2005, December 31, 2007, and February 22, 2008 (as amended or modified and in effect from time to time, the “Agreement”), by and among TSPC, INC., as Transferor (the “Transferor”), TRIMAS CORPORATION, individually, as Collection Agent, TRIMAS COMPANY, LLC, individually, as Guarantor under the Limited Guaranty set forth in Article IX thereto, the several commercial paper conduits identified on Schedule B thereto and their respective permitted successors and assigns (the “CP Conduit Purchasers”), the several financial institutions identified on Schedule B thereto as “Committed Purchasers” and their respective permitted successors and assigns (the “Committed Purchasers”), the agent bank of each CP Conduit Purchaser and Committed Purchaser on Schedule B thereto and its permitted successor and assign (the “Funding Agents”), and JPMORGAN CHASE BANK, N.A., f/k/a JPMorgan Chase Bank, as Administrative Agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (the “Administrative Agent”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein will have the meanings set forth in the Agreement.  The parties hereto agree that this Amendment shall constitute a Transaction Document for all purposes of the Agreement.

SECTION 2.  Amendments to Agreement.

(a)           The definition of “Applicable Margin” set forth in Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean 6.50%.

(b)           The definition of “Commitment Expiry Date” set forth in Schedule A to the Agreement is hereby amended by deleting “February 20, 2009” and inserting in place thereof “February 12, 2010”.

(c)           The definition of “Base Rate” set forth in Schedule A to the Agreement is hereby amended in its entirety to read as follows:

“Base Rate” or “BR” shall mean, for any date of determination, a rate per annum equal to the greatest of (i) the prime rate of interest announced by the Administrative Agent from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by the Administrative Agent), (ii) the sum of (a) 1.50% and (b) the

Federal Funds Rate for such date and (iii) the sum of (a) the Applicable Margin and (b) the Eurodollar Rate.

(d)           The definition of “Concentration Factor” set forth in Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Concentration Factor” shall mean, as of any date of determination, with respect to any Designated Obligor a percentage equal to the following:

(i) with respect to Receivables of any Obligor with short-term or long-term ratings of at least A-1 or A by S&P, respectively, and at least P-1 or A2 by Moody’s, respectively, 8.0%;

(ii)  with respect to Receivables of any Obligor with short-term or long-term ratings of at least A-2 or BBB by S&P, respectively, and at least P-2 or Baa2 by Moody’s, respectively, 4.0% (and not qualified under clause (i) above);

(iii) with respect to Receivables of any Obligor with short-term or long-term ratings at or below A-3 or BBB- by S&P, respectively, and at or below P-3 or Baa3 by Moody’s, respectively, 2.4% (and not qualified under clause (i) or (ii) above); and

(iv) with respect to Receivables of any Obligor with no short-term or long-term ratings by S&P and Moody’s, 2.4%

The Concentration Factor for Obligors with split ratings shall be determined based upon the lower of the two ratings.

(e)           The definition of “Dilution Horizon Ratio” set forth in Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Dilution Horizon Ratio” shall mean, on any day, a number equal to a fraction, the numerator of which is the aggregate balance of all Receivables which arose during the three (3) Settlement Periods then most recently ended and the denominator of which is the Net Receivables Balance as of the end of the preceding Settlement Period.

(f)            The definition of “Dilution Reserve Ratio” set forth in Schedule A to the Agreement is hereby amended by deleting “C = 2.0” and inserting in place thereof “C = 2.5”.

(g)           The definition of “Loss and Dilution Reserve Ratio” set forth in Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Loss and Dilution Reserve Ratio” shall mean, on any day, without duplication, the sum of the Loss Reserve Ratio, the Dilution Reserve Ratio and the Supplemental Audit Reserve.

(h)           The definition of “Loss Reserve Ratio” set forth in Schedule A to the Agreement is hereby amended deleting the number “2” and inserting in place thereof “2.5”.

(i)            The following definitions are hereby added to the Agreement in appropriate alphabetical order:

“Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the CP Conduit Purchasers that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Entity.  An Accounting Based Consolidation Event shall be deemed to occur on the date that any such consolidation of the assets and liabilities of the CP Conduit Purchasers shall occur as acknowledged in writing by any Affected Entity.

“Affected Entity” means (i) any CP Conduit Purchaser or Committed Purchaser, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to the CP Conduit Purchasers, (iii) any agent, administrator or manager of the CP Conduit Purchasers, or (iv) any bank holding company in respect of any of the foregoing.

“Delinquency Ratio” shall mean, on any day, a fraction, the numerator of which is the aggregate amount of Delinquent Receivables as of the end of the preceding Settlement Period and the denominator of which is the Outstanding Balance of all Receivables.

“Supplemental Audit” shall have the meaning specified in Section 5.01(d) of the Receivables Transfer Agreement.

“Supplemental Audit Date” shall mean August 31, 2009.

“Supplemental Audit Reserve” shall mean (i) prior to the date of the completion of the Supplemental Audit, 0.0% and (ii) from and after the date of the completion of the Supplemental Audit, up to 10.0%, provided, however; the Administrative Agent, in its sole discretion, may, by written notice to the Transferor decrease the Supplemental Audit Reserve.  The Supplemental Audit Reserve shall not be duplicative of other reserves or eligibility criteria that are otherwise addressed or excluded through such other reserves or eligibility criteria.

(j)            Section 2.02(a) of the Receivables Transfer Agreement is hereby amended by amending and restating the third sentence of the second paragraph thereof to read as follows:

“Each Incremental Transfer shall be subject to the condition precedent that the Collection Agent shall have delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, a Deposit Report dated within one (1) Business Day prior to the desired date of such Incremental Transfer, together with such other additional information as the Administrative Agent may reasonably request.”

(k)           Section 2.12(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a)  Deposit Report.  The Collection Agent shall deliver to the Administrative Agent and the Transferor, no later than 4:00 p.m., New York City time, on each Business Day a written report substantially in the form attached hereto as Exhibit D-1 (the “Deposit Report”) setting forth total Collections received and Receivables Originated on the previous Business Day, Eligible Receivables balance as of the close of business on the previous Business Day, and such other information as the Administrative Agent may reasonably request.  The Deposit Report and such daily report may be delivered in an electronic format mutually agreed upon by the Collection Agent and each Funding Agent, or pending such agreement, by facsimile.”

(l)            Section 2.23(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(d)  If the Transferor is required to pay any additional amount to any Committed Purchaser pursuant to Sections 2.21, 2.22, or 2.26, then such Committed Purchaser shall use reasonable efforts (which shall not require such Committed Purchaser to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Transferor or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce amounts payable pursuant to Sections 2.21, 2.22, or 2.26, as the case may be, in the future.”

(m)          Article II of the Agreement is hereby amended by inserting the following new Section 2.26:

“SECTION 2.26     Accounting Based Consolidation Event.  (a)  If an Accounting Based Consolidation Event shall at any time occur then, upon demand by the Administrative Agent, Transferor shall pay to the Administrative Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in  the rate of return on such Affected Entity’s capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii) internal capital charge or other imputed cost determined by such Affected Entity to be allocable to Seller or the transactions contemplated in this Agreement in connection therewith.   Amounts under this Section 2.26 may be demanded at

any time without regard to the timing of issuance of any financial statement by the CP Conduit Purchasers or by any Affected Entity.”

(n)           Section 5.01(d) of the Agreement is hereby amended by inserting the following language immediately after the last sentence thereof:

“In addition to the foregoing, at any time during the two month period preceding the Supplemental Audit Date and with reasonable prior notice to the Transferor, the Transferor will, and will cause each Seller, during regular business hours, to permit representatives, auditors and other independent contractors of the Administrative Agent to perform an audit of the Receivables, the Sellers and their operations and systems, including permitting such representatives, auditors, and other independent contractors (i) to examine and make copies of and abstracts from all Records, and (ii) to visit the offices and properties of the Transferor and the Sellers, to the extent determined by and in the manner specified by the Administrative Agent in its reasonable discretion for the purpose of producing an audit report for use by the Committed Lenders (the “Supplemental Audit”).  The Transferor agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent (including, without limitation, the cost of any auditors or other independent contractor) in connection with the Supplemental Audit and the Administrative Agent shall notify the Transferor of the date of the completion of the Supplemental Audit.”

(o)           The text of Section 6.07(a) of the Agreement is hereby amended by deleting the language “(iii) the Collection Agent fails to deliver any Deposit Report within two (2) Business Days” and inserting in place thereof”(iii) the Collection Agent fails to deliver any Deposit Report within one (1) Business Day”.

(p)           Section 7.01(p) of the Agreement is hereby amended by deleting the “.” and inserting in place thereof “; or”.:

(q)           The following new Section 7.01(q) is hereby inserted immediately after Section 7.01(p) of the Agreement:

“(q)         the average Delinquency Ratio for the three preceding Settlement Periods exceeds 10.00%.”

(r)            Section 10.06(d) of the Agreement is hereby amended by inserting the following new Subsection 10.06(d)(iv):

“(iv)  Notwithstanding any other provision of this Agreement to the contrary, any CP Conduit Purchaser or Committed Purchaser may at any time pledge or grant a security interest in all or any portion of its rights (including, without  limitation, any Transferred Interest and any rights to payment of Net Investment, Discount and any other amounts) under this Agreement to secure obligations of such CP Conduit Purchaser or Committed Purchaser to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a CP Conduit Purchaser or Committed Purchaser from any of its obligations hereunder, or substitute any such pledgee or grantee for such CP Conduit Purchaser or Committed Purchaser as a party hereto.”

(s)           Section 10.10 (a) of the Agreement is hereby amended by inserting after the second sentence thereof the following language:

“If, notwithstanding the intention of the parties expressed above, any sale or transfer by the Transferor hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, the Transferor represents and warrants that each remittance of Collections to the Administrative Agent, the CP Conduit Purchasers or the Committed Purchasers hereunder will have been (i) in payment of a debt incurred in the ordinary course of business or financial affairs and (ii) made in the ordinary course of business or financial affairs.”

(t)            Exhibit B of the Agreement is hereby deleted and replaced in its entirety with Annex I hereto.

(u)           Exhibit D-1 of the Agreement is hereby deleted and replaced in its entirety with Annex II hereto.

(v)           Exhibit J of the Agreement is hereby deleted and replaced in its entirety with Annex III hereto.

SECTION 3.  Amendment to Schedule of CP Conduit Purchasers, Committed Purchasers and Funding Agents.  Schedule B to the Agreement is hereby replaced with Annex IV to this Amendment.

SECTION 4.  Representations and Warranties.  The Transferor hereby represents and warrants to the Administrative Agent, the Funding Agents, the Conduit Purchasers, and the Committed Purchasers that the representations and warranties of the Transferor set forth in the Agreement are true and correct in all material respects, in each case on and as of the date hereof after giving effect to this Amendment and the RPA Amendment (as defined below), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date).

SECTION 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.

SECTION 6.  Counterparts.  This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

SECTION 7.  Agreement in Full Force and Effect.  Except as expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

SECTION 8.  Conditions to Effectiveness.  This Amendment shall be effective on the date on which each of the following conditions shall have been satisfied:

(a)           this Amendment shall have been executed and delivered to the Administrative Agent by the parties hereto;

(b)           the Third Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”), among the Transferor, the Administrative Agent and Park Avenue Receivables Company, LLC, shall have been duly executed by each person that is to be a party thereto and shall be in full force and effect;

(c)           Amendment No 1 to the Receivables Purchase Agreement (the “RPA Amendment”), dated as of the date hereof, substantially in the form of Annex V, shall have been duly executed by each person that is to be a party thereto and shall be in full force and effect; and

(d)           the Administrative Agent shall have received such other documents, instruments and certificates as the Administrative Agent or any Funding Agent shall reasonably request.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TSPC, INC., as Transferor

By:	/s/ Robert J. Zalupski
Name: Robert J. Zalupski
Title: Vice President & Treasurer

TRIMAS CORPORATION, individually and as Collection Agent

By:	/s/ Joshua A. Sherbin
Name: Joshua A. Sherbin
Title: Vice President and Secretary

TRIMAS COMPANY, LLC, individually and as Guarantor

By:	/s/ A. Mark Zeffiro
Name: A. Mark Zeffiro
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

PARK AVENUE RECEIVABLES COMPANY, LLC

By: JPMorgan Chase Bank, N.A., its Attorney- In-Fact

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Committed Purchaser for Park Avenue Receivables Company LLC

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as Funding Agent for Park Avenue Receivables Company LLC

By:	/s/ John M. Kuhns
Name: John M. Kuhns
Title: Executive Director

ANNEX I

[See attached]

EXHIBIT B

List of Lock-Box Banks and Accounts

Bank Name	Account Number	Lockbox Number	Account Name

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851358885	890127	Arrow Engine Company

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851359164	237401	Cequent Towing Products, Inc.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851812295	673075	Cequent Electrical Products, Inc.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851856128	673096	Cequent Electrical Products, Inc.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851358968	246201	Cequent Trailer Products, Inc.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851270338	890622	Lamons Metal Gasket Co.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851358836	49225	Monogram Aerospace Fasteners, Inc.

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851358844	235401	Norris Cylinder Company - A/R

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851358844	242201	Norris Cylinder Company - N/R

Comerica Bank 500 Woodward Ave. Detroit, MI 48226	1851268522	218001	Rieke Corporation

ANNEX II

[See attached]

Daily Deposit Report

Facility Limit	$55,000,000
Co-Purchasers	PARCO Funding

Transferor:	TSPC, Inc.
Collection Agent:	TriMas Corporation

RECEIVABLES ACTIVITY (in 000’s)
Beginning Receivables Balance
Sales

Collections

Ending Receivables Balance

CONSOLIDATED AGINGS
Current, net of Unallocated Cash
1-30 Days Past Due
31-60 Days Past Due
61-90 Days Past Due
91+ Days Past Due
Total

NET RECEIVABLES BALANCE CALCULATION (in 000’s)
Outstanding Receivables Balance
-% of Ineligible Receivables
- Ineligibles Receivables (Excl. Delinquent)
- Defaulted Receivables (over 91 D.P.D.)
Non-Defaulted Receivables
- Delinquent but not Defaulted (61-90 D.P.D)
Eligible Receivables
- Excess Concentrations%
- Overconcentrations
Net Receivables Balance

Maximum Supportable Amount

TERMINATION EVENTS
Percentage Factor > Maximum% Factor
Net Investment > $55,000,000

Current
Period
NET INVESTMENT INFORMATION
Aggregate Net Investment (in 000’s)

RESERVE PERCENTAGES
Loss Reserve Ratio
Dilution Reserve Ratio
Carrying Cost Reserve Ratio
Servicing Fee Reserve Ratio

Loss and Dilution Reserve Ratio
(i) Total Loss, Dilution and Audit Reserve

Total Reserve Required

PURCHASES AND SETTLEMENT
Percentage Factor
Paydown Required?
If “Yes”, how much?
Net Investment After Paydown
Percentage Factor After Paydown

The undersigned, an Officer of TriMas Corporation, as Collection Agent, certifies that the information set forth above is true and correct and it has been performed in all material respects all of its servicing obligations under the Receivables Transfer Agreement required to be performed as of the date hereof:

Signature:

Date:

Daily Recs. Bal.

Weekly Receivables Data

Reporting Date:	12-Feb
Applicable Month for Reserve Calculations*	December-08
Applicable Month for Excess Concentration Calculation*	December-08

												(excl. Delinquent)	(91+ Days P.D.)
	Beg. A/R	Gross	Total	Ending A/R							Ineligible	“Ineligible	Defaulted	Non Defaulted
Date	Balance	Sales	Collections	Balance	Current	1-30 DPD	31-60 DPD	61-90 DPD	91+ DPD	Total	Receivables%	Receivables”	Receivables	Receivables

12-Feb-09	92,000	15,973	21,162	94,159	56,254	18,528	10,000	7,531	2,545	94,858	21.40%	20,153	2,545	71,461
13-Feb-09	94,159	8,656	9,465	93,659						—	21.40%	—	—	88,215
14-Feb-09	93,659	12,097	15,617	90,607						—	21.40%	—	—	84,973
15-Feb-09										0		—
16-Feb-09										0		—
17-Feb-09
18-Feb-09
19-Feb-09
20-Feb-09
21-Feb-09
22-Feb-09
23-Feb-09
24-Feb-09
25-Feb-09
26-Feb-09
27-Feb-09
28-Feb-09
1-Mar-09
2-Mar-09
3-Mar-09
4-Mar-09
5-Mar-09
6-Mar-09
7-Mar-09
8-Mar-09
9-Mar-09
10-Mar-09
11-Mar-09
12-Mar-09
13-Mar-09
14-Mar-09
15-Mar-09
16-Mar-09
17-Mar-09
18-Mar-09
19-Mar-09
20-Mar-09
21-Mar-09
22-Mar-09
23-Mar-09
24-Mar-09
25-Mar-09
26-Mar-09
27-Mar-09
28-Mar-09
29-Mar-09
30-Mar-09
31-Mar-09
1-Apr-09
2-Apr-09
3-Apr-09
4-Apr-09
5-Apr-09
6-Apr-09
7-Apr-09
8-Apr-09
9-Apr-09

											Rounded
	(61-90 Days P.D.)	Eligible	Excess		Net		Maximum			Additional	Additional
	Delinquent but	Receivables	Concentration	Over-	Receivables	Net	Supportable	Paydown	New net	Borrowings	Borrowings
Date	not Defaulted	Balance	%	concentrations	Balance	Investment	Amount	Required	Investment	Available	Available

12-Feb-09	7,531	61,415	0.00%	—	61,415	47,000	43,736	3,264		—	—
13-Feb-09	—	84,406	0.00%	—	84,406	21,682	—	—	21,682	(21,600)	(21,600)
14-Feb-09	—	81,382	0.00%	—	81,382	21,682	—	—	18,757	(21,600)	(21,600)
15-Feb-09
16-Feb-09
17-Feb-09
18-Feb-09
19-Feb-09
20-Feb-09
21-Feb-09
22-Feb-09
23-Feb-09
24-Feb-09
25-Feb-09
26-Feb-09
27-Feb-09
28-Feb-09
1-Mar-09
2-Mar-09
3-Mar-09
4-Mar-09
5-Mar-09
6-Mar-09
7-Mar-09
8-Mar-09
9-Mar-09
10-Mar-09
11-Mar-09
12-Mar-09
13-Mar-09
14-Mar-09
15-Mar-09
16-Mar-09
17-Mar-09
18-Mar-09
19-Mar-09
20-Mar-09
21-Mar-09
22-Mar-09
23-Mar-09
24-Mar-09
25-Mar-09
26-Mar-09
27-Mar-09
28-Mar-09
29-Mar-09
30-Mar-09
31-Mar-09
1-Apr-09
2-Apr-09
3-Apr-09
4-Apr-09
5-Apr-09
6-Apr-09
7-Apr-09
8-Apr-09
9-Apr-09

2

	(column R of	(column W of	(column U of	(column AC of	(column AG of	(column AI of	(column AW of	(column BB of	(column AP of			(column AL +
	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)	Reserves Model)		Total	column AM of
							Carrying	Servicing	Total		Loss	Reserves Model)
		Loss	Loss			Dilution	Cost	Fee	Loss and	Supplemental	Dilution
	Default	Reserve	Horizon	Dilution		Reserve	Reserve	Reserve	Dilution	Audit	and Audit	Minimum
	Ratio	Ratio	Ratio	Ratio	DSO	Ratio	Ratio	Ratio	Reserve	Reserve	Reserve	Ratio

Jul-08	1.02%	15.51%	2.65	1.54%	36.84	7.79%	1.41%	0.10%	25.51%			27.51%
Aug-08	1.21%	15.25%	2.63	1.52%	37.44	7.75%	1.44%	0.10%	25.25%			27.25%
Sep-08	1.18%	16.90%	2.90	1.65%	34.64	8.21%	1.33%	0.10%	26.90%			28.90%
Oct-08	0.93%	16.61%	2.83	1.96%	34.38	8.28%	1.22%	0.10%	26.61%			28.61%
Nov-08	2.81%	16.73%	2.82	1.78%	34.86	8.43%	1.15%	0.10%	26.73%	0.00%		28.73%
Dec-08	1.35%	17.94%	3.00	1.57%	34.02	8.69%	0.98%	0.09%	27.94%	0.00%	27.94%	29.94%

3

ANNEX III

[See attached]

Exhibit J

Corporate Name	Trade and Other Names Since 01/09

Arrow Engine Company

Cequent Performance Products, Inc.	Draw-Tite, Inc. Cequent Towing Products, Inc. Cequent Electrical Products, Inc. Cequent Trailer Products, Inc. Reese Products, Inc.

Lamons Gasket Company
Lamons Metal Gasket Co.

Monogram Aerospace Fasteners, Inc.

Norris Cylinder Company

Rieke Corporation

Rieke Leasing Co., Incorporated

TriMas Company, LLC

ANNEX IV

SCHEDULE B

Schedule of CP Conduit Purchasers,

Committed Purchasers and Funding Agents

CP CONDUIT PURCHASERS:

Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-0079

Attention:  PARCO Funding Manager

Telephone:  312-732-7206

Telecopy:  312-732-1844

E-mail:  ABS.Treasury.Dept@jpmorgan.com

CP Conduit Funding Limit: $55,000,000

COMMITTED PURCHASERS:

JPMorgan Chase Bank, as Committed Purchaser for Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-1729

Attention:  Account Manager

Telephone: 312-732-1845

Telecopy:  312-732-3600

E-mail:  abf.portfolio.management@jpmorgan.com

Committed Purchaser Commitment: $56,100,000

FUNDING AGENTS:

JPMorgan Chase Bank, as Funding Agent for Park Avenue Receivables Company LLC

10 S. Dearborn Street

Chicago, IL 60603

Suite IL1-0079

Attention:  ABS Treasury Department

Telephone:  312-732-7206

Telecopy:  312-732-1844

E-mail:  ABS.Treasury.Dept@jpmorgan.com

ANNEX V

[See attached]

EXECUTION COPY

AMENDMENT NO. 1 dated as of February 13, 2009 (this “Amendment”) to the Receivables Purchase Agreement dated as of June 6, 2002 (as amended or modified and in effect from time to time, the “Agreement”), by and among  TRIMAS CORPORATION, a Delaware corporation (“TriMas”), COMPAC CORPORATION, DEW TECHNOLOGIES, INC., HI-VOL PRODUCTS LLC, KEO CUTTERS, INC., and RICHARDS MICRO-TOOL, INC., as exiting sellers, (each, individually, an “Exiting Seller” and collectively, the “Exiting Sellers”), ARROW ENGINE COMPANY, CEQUENT PERFORMANCE PRODUCTS, INC., LAMONS GASKET COMPANY, MONOGRAM AEROSPACE FASTENERS, INC., NORRIS CYLINDER COMPANY, RIEKE CORPORATION, and RIEKE LEASING CO., INCORPORATED, as remaining sellers, (each, individually, a “Remaining Seller” and collectively, the “Remaining Sellers”, together with the Exiting Sellers, the “Sellers”), and TSPC, INC., a Nevada corporation, as purchaser (in such capacity, the “Purchaser”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein will have the meanings set forth in the Agreement.

SECTION 2.           Amendments to the Agreement.

(a)                                  Section 2.01(d) of the Agreement is hereby amended in its entirety to read as follows:

(d)  It is the express intent of the Sellers (including TriMas) and the Purchaser that the conveyance of the Receivables by the Sellers to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables by the Sellers to the Purchaser.  Further, it is not the intention of the Sellers and the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Sellers to the Purchaser to secure a debt or other obligation of the Sellers.  Except under the limited circumstances described in Sections 5.01(q), 6.01 and 6.02 hereof, the Sellers shall have no right or obligation hereunder to repurchase or otherwise reacquire any such Receivables.  Except as otherwise provided in Sections 5.01(q), 6.01 and 6.02 hereof, each sale of Receivables by the Sellers hereunder is made without recourse of any kind.  However, in the event that, notwithstanding the intent of the parties, the Receivables are construed to constitute property of the Sellers, then (i) this Agreement shall be deemed to be, and hereby is declared to be, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyances by each of the Sellers provided for in this Agreement shall be deemed to be, and each of the Sellers hereby grants to the Purchaser, a security interest in, to and under all of such Seller’s right, title and interest in, to and under the Receivables outstanding on the Initial Incremental Transfer Date and thereafter owned by such Seller, together with all Related Security and Collections with respect thereto and all Proceeds of the foregoing, whether now owned or hereafter acquired and wherever located, to secure the rights of the Purchaser set forth in this Agreement or as may be determined in connection therewith by applicable law.  Further, in the event that, notwithstanding the intent of the parties, the Receivables are construed to constitute property of the Sellers, the Seller and the Purchaser represent and warrants as to itself that each remittance of Collections by the Seller to the Purchaser hereunder will have been (i) in payment of a debt incurred by the Seller in the ordinary course of business or financial affairs of the Seller and the Purchaser and (ii) made in the ordinary course of business or financial affairs of the Seller and Purchaser.  The Sellers and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would be deemed to be a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement.

(b)                                 Section 9.13 of the Agreement is hereby amended in its entirety to read as follows:

Addition of Sellers.  Subject to the terms and conditions hereof, from time to time one or more wholly-owned direct or indirect Subsidiaries of TriMas may become additional Seller parties hereto.  If any such Subsidiary wishes to become an additional Seller, TriMas shall submit a request to such effect in writing to the Purchaser, the Administrative Agent and the Funding Agents.  The Administrative Agent and the Funding Agents may, in their sole discretion, withhold their consent to such Subsidiary becoming an additional Seller.  If TriMas, the Purchaser, the Administrative Agent, and each Funding Agent shall have agreed to any such request, such wholly-owned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 7.02.

(c)           Schedule I of the Agreement is hereby deleted and replaced in its entirety with Annex I hereto.

SECTION 3.  Termination of Sellers.  (a) The parties hereto agree that each of the Exiting Sellers shall cease to be a Seller as of the Effective Date (as defined below), and each of the Exiting Sellers shall be released as parties to the Agreement.  Subject to the terms and

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provisions of Section 8.03 of the Agreement and of the Receivable Transfer Agreement, on the Effective Date each Exiting Seller shall cease selling, and the Purchaser shall cease buying, Receivables and Related Security from such Exiting Seller and a Purchase Termination Date shall be deemed to have occurred, but only with respect to such Exiting Sellers and the Exiting Seller shall have no further obligation under any Transaction Document, other than pursuant to Sections 5.01(q), 6.01 and 6.02 of the Agreement, with respect to Receivables previously sold by it to the Purchaser.

(b) The parties hereto, hereby agree that (i) the Agreement shall remain in full force and effect in all respects except as described in clause (a) above and (ii) the release described in clause (a) above shall not release any Seller (other than the Exiting Sellers) from any of its obligations under the Agreement.

SECTION 4.  Representations and Warranties.  Each Seller represents and warrants to the Purchaser that the representations and warranties of such Seller set forth in the Agreement are true and correct in all material respects, in each case on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date).

SECTION 5.  Governing Law.  This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.

SECTION 6.  Counterparts.  This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement.

SECTION 7.  Agreement in Full Force and Effect.  Except as expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

SECTION 8.  Conditions to Effectiveness.  This Amendment shall be effective on the date on which each of the following conditions shall have been satisfied (the “Effective Date”):

(a)           this Amendment shall have been executed and delivered by the parties hereto;

(b)           the Third Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”), among the Transferor, the Administrative Agent and Park Avenue Receivables Company, LLC, shall have been duly executed by each person that is to be a party thereto and shall be in full force and effect; and

(c)           the Purchaser shall have received such other documents, instruments and certificates as the Administrative Agent or any Funding Agent shall reasonably request.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

TRIMAS CORPORATION

By:
Name:	Title:

As Sellers:

Arrow Engine Company
Cequent Performance Products, Inc.
Compac Corporation
Dew Technologies, Inc.
Hi-Vol Products LLC
Keo Cutters, Inc.
Lamons Gasket Company
Monogram Aerospace Fasteners, Inc.
Norris Cylinder Company
Richards Micro-Tool, Inc.
Rieke Corporation
Rieke Leasing Co., Incorporated

By:
Name:	Title:

As Purchaser:

TSPC, INC.

By:
Name:
Title:

Acknowledged and agreed as
of the date first above written:

JPMORGAN CHASE BANK, as Administrative Agent
for the benefit of the CP Conduit Purchasers,
the Funding Agents and the Committed Purchasers

By:
Name:
Title:

ANNEX I

[See attached]

SCHEDULE I TO
RECEIVABLES PURCHASE AGREEMENT

Location of Each Seller’s Chief Executive Office

Corporate Name	Address of Chief Executive Office	County

Arrow Engine Company	2301 E. Independence, Tulsa, OK 74110	Tulsa

Cequent Performance Products, Inc.	47774 Anchor Court West, Plymouth, MI 48170	Wayne

Lamons Gasket Company	7300 Airport Boulevard, Houston, TX 77061	Fort Bend

Monogram Aerospace Fasteners, Inc.	3423 S. Garfield Ave., City of Commerce, CA 90040	Los Angeles

Norris Cylinder Company	1535 FM 1845 S., P.O. Box 7486, Longview, TX 75603	Gregg

Rieke Corporation	500 W. Seventh St., Auburn, IN 46706	De Kalb

Rieke Leasing Co., Incorporated	500 W. Seventh St., Auburn, IN 46706	De Kalb